Supplement, dated October 5, 2000, to the
                       Prospectus, dated February 1, 2000,
                  of Seligman Frontier Fund, Inc. (the "Fund")


     The definition of "smaller companies" appearing in the highlighted box on page 1 of the Fund's Prospectus has been revised as follows:

            "Smaller  Companies:  Companies  with  market
             capitalization, at the time of purchase by the Fund, of US $2 billion or less."



EQFR1S2-10/2000